UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

Houlihan Lokey, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37537	95-2770395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd.,
5th Floor, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-553-8871

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 18, 2024, Houlihan Lokey, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on proposals (1) to elect four Class III directors to the Company’s board of directors, each to serve until the Company’s 2027 annual meeting of stockholders, and until a successor has been duly elected and qualified; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 Proxy Statement; (3) to approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; and (4) to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. Following is the final tabulation of votes cast at the meeting:

Proposal 1: Election of Class III Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott J. Adelson	198,002,434	15,072,800	2,028,702
Ekpedeme M. Bassey	195,814,918	17,260,316	2,028,702
Robert A. Schriesheim	192,456,940	20,209,909	2,437,087
P. Eric Siegert	207,711,356	4,970,402	2,422,178

Proposal 2: Approval of Non-Binding, Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
206,218,345	6,854,293	29,183	2,002,115

Proposal 3: Frequency of Non-Binding, Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions
212,485,253	2,018	590,063	24,487

Proposal 4: Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
213,470,217	1,601,349	32,370	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2024

HOULIHAN LOKEY, INC.

By:	/s/ Christopher M. Crain
Name:	Christopher M. Crain
Title:	General Counsel and Secretary